UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2008

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.1
EX-4.2
EX-4.4
EX-4.5
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
          As announced on December 29, 2008 by Calamos Asset Management, Inc. (“Corporation”), on December 22, 2008, Calamos Holdings LLC (“CHLLC”), a subsidiary of the Corporation, reduced its outstanding long term indebtedness under its note purchase agreements from $525 million to $125 million. On December 22, 2008, CHLLC and its existing note holders entered into (i) a Waiver and Second Amendment (“2004 Amendment”) to its Note Purchase Agreement dated April 29, 2004 involving its $150 million 5.24% senior notes (“2004 Notes”); and (ii) a Waiver and First Amendment (“2007 Amendment”) to its Note Purchase Agreement of July 13, 2007 involving its $197 million 6.33% senior notes, $85 million 6.52% senior notes, and $93 million 6.67% senior notes (“Notes”). In consideration of amending and waiving certain provisions of each Note Purchase Agreement, CHLLC offered to prepay on a pro rata basis $150 million in aggregate principal amount of the Notes and 2004 Notes, together with accrued interest and a contractual make-whole amount, all of which was paid on December 22, 2008. Additionally, CHLLC also offered to prepay on a pro rata basis up to $250 million in aggregate principal amount of the Notes and 2004 Notes, together with accrued interest but without the contractual make-whole amount, all of which was also paid on December 22, 2008.
          The revisions to each Note Purchase Agreement include, but are not limited to, a reduction in the minimum consolidated net worth covenants and a temporary increase in the consolidated total debt leverage ratios through December 31, 2009; the addition of new financial covenants requiring the maintenance of an investment coverage ratio of not less than 1.175 to 1.0 and which limit certain quarterly equity distributions to $5.335 million until CHLLC’s consolidated net worth equals or exceeds $225 million. The revisions to the Note Purchase Agreements also included changes to the definition of “EBITDA” to adjust for certain expenses as well as to exclude investment gains or losses (realized and unrealized). The definition of “Interest Expenses” was modified to exclude any prepayment fees and make-whole amounts paid in connection with the prepayment of the Notes or 2004 Notes. Additionally, an interest rate adjustment provision was added to provide for a 200 basis point increase in the per annum interest rate on the Notes and 2004 Notes in the event CHLLC fails to maintain an investment grade rating from a nationally recognized rating agency.
          This summary is qualified in its entirety by reference to the full text of the 2004 Amendment and 2007 Amendment as well as the underlying Note Purchase Agreements; copies of which are filed as exhibits or incorporated by reference to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
4.1	Note Purchase Agreement, dated as of April 29, 2004, between Calamos Holdings LLC and various institutional investors.

4.2	Amendment No. 1 to Note Purchase Agreement dated as of October 15, 2004.

4.3	Note Purchase Agreement, dated as of July 13, 2007, between Calamos Holdings LLC and various institutional investors (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2007).

4.4	Waiver and Second Amendment to 2004 Note Purchase Agreement, dated as of December 22, 2008, between Calamos Holdings LLC and various institutional investors.

4.5	Waiver and First Amendment to 2007 Note Purchase Agreement, dated as of December 22, 2008, between Calamos Holdings LLC and various institutional investors.

99.1	Press release issued by the Corporation on December 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: December 29, 2008	By:	/s/ James J. Boyne
James J. Boyne
Senior Vice President, General Counsel and Secretary

3

Exhibit Index

Exhibit Number	Description
4.1	Note Purchase Agreement, dated as of April 29, 2004, between Calamos Holdings LLC and various institutional investors.

4.2	Amendment No. 1 to Note Purchase Agreement dated as of October 15, 2004.

4.3	Note Purchase Agreement, dated as of July 13, 2007, between Calamos Holdings LLC and various institutional investors (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2007).

4.4	Waiver and Second Amendment to 2004 Note Purchase Agreement, dated as of December 22, 2008, between Calamos Holdings LLC and various investors.

4.5	Waiver and First Amendment to 2007 Note Purchase Agreement, dated as of December 22, 2008, between Calamos Holdings LLC and various investors.

99.1	Press release issued by the Corporation on December 29, 2008.